intellicheck™

# Investor Presentation

## January 2023

# CAUTIONARY STATEMENT

**Forward-Looking Statements:**

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the forward-looking statements in this presentation reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission, including the risk factors that attempt to advise interested parties of the risks that may affect our business, financial condition, results of operation and cash flows.

If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation.

# Who We Are

- We believe Intellicheck is the best first step in identity validation to stop fraud losses and AML/KYC
- Our unique approach is highly accurate, instant and fully automated
  - "Prior to us using it in the field, we scanned over 1,000 known counterfeits, each one was detected."
    - New York State DMV Director of Investigations
  - "A true gamechanger in stopping fraud, top 5 all time."
    - SVP of Fraud, top 5 Financial Services Company with over $1.7 trillion in assets

# Magnitude of the Problem in 2021

| Type | US Victims (Millions) | Total Fraud Amount (Billions) | Mean Fraud Amount per Victim |
|---|---|---|---|
| Total Fraud | 15.3 | $23.8 | $1,551 |
| Existing Account Fraud | 14.1 | $17.1 | $1,526 |
| New Account Fraud | 4.9 | $6.7 | $2,720 |
| Account Takeover Fraud | 5.2 | $11.4 | $2,169 |

# We Are Very Different

- 25 State-level law enforcement agencies use Intellicheck to validate ID's. Why is that important?
  - **Law enforcement** can check ID's with every **DMV** in North America
    - And **they choose Intellicheck** instead because we are **just as accurate and lightning fast**

**NO OTHER ID VALIDATION PROVIDER CAN SAY THE SAME THING**

# We Are Very Different

- For in-branch or retail use cases, we typically work with the existing hardware
  - Point-of-sale scanner, branch check scanner
  - In use at over 3,800 bank branches and over 30,000 retail locations
- For digital use cases, our accuracy means our clients introduce less friction
  - No need for front, back and selfie – 1 step, less abandonment

**NO LARGE UPFRONT COSTS, SIMPLIFIED USER EXPERIENCE**

# How We Are Used To Stop Fraud Losses

- Physical and Digital New Account Openings
  - Instant credit, BNPL, bank accounts, loans
  - In-person or through website or mobile app
- Card-Not-Present
  - "I forgot my store-branded credit card; can you look me up"
- Bank Branches and Call Centers
  - Validate who you are for risky transactions/account updates to stop account takeover

**WE VALIDATE AN IDENTITY FOR FINANCIAL SERVICES EVERY 2 SECONDS**

# Representative Clients

- A top 5 bank with over 2 million accounts, $1.7 trillion in assets, and one of the top 3 credit card issuers in the country.
  - Intellicheck in use in the bank branches and at merchant retailers for instant credit
  - Signed 3-year renewal with 20% guaranteed increased usage in 2023
- A top 10 bank with almost $400 billion in assets and one of the top 5 credit card issuers.
  - Intellicheck in use in the bank branches and cafes, call center, automotive loan department and at merchant retailers for instant credit
- A top 15 bank with over $200 billion in assets.
  - Intellicheck in use in the bank branches and in the mobile banking app

# What We Deliver



**IDN-Portal –**

- Mobile app-based ID validation
- Rapid implementation - Turn it on and it works



**IDN-Portal+**

- Web-based no-integration platform
- Validate someone in front of you or remote
- Advanced analytics and signal detection



**IDN-Direct**

- API-driven identity validation
- Bring Intellicheck into your process
- Your branding, your platform

# Why Intellicheck

## Accurate
Over 99.9% accuracy

*Less fraud – fewer penalties*

## Fast
Results in < a second

*Faster validation*

## Better Experience
Fewer user steps

*Greater user retention*

## Quick Set-up
No new hardware

Rest API or sign-up + use

*Be up and running in >1 hour*

# Recent Developments

- Named Jeffrey Ishmael as Chief Financial Officer
  - Founding CFO and employee #7 for SaaS startup Cylance, Inc.
  - Cylance sold 4 years later to Blackberry for $1.4 Billion
  - Brings to table rapid growth experience, systems knowledge, experience in the cybersecurity sector

- Largely reset sales team
  - Named Chris Meyer as Head of Sales
  - Added 10 new salespeople, all from Identity or Cybersecurity

intellicheck

# Notable Wins

# Notable Wins

- 2 major renewals completed with price increases, effective Q2
  - Retailer with 1,100 locations at an increase of 33%
  - Retailer with 1,000 locations for a 3 year deal. Flat in year 1 - but adding high volume use case with a 300% increase in transaction volume, 87% increase year 2, 33% increase year 3
- Signed a new California-based digital bank. Development underway, implemented in late Q3
  - Replaced an OCR competitor

# Notable Wins

- Financial Services Company #7 rolled Intellicheck out in Canada
- Signed a global investment bank-owned financial solutions provider to 15,000 retailers. First use case will be digital credit for one of our existing brick-and-mortar home improvement retailers – implemented in Q4 2022
- Reseller providing an omnichannel multi-biometric platform to banks, marketplaces and healthcare ran through their bucket of initial transactions and purchased an additional 500,000 transactions – negotiating an even larger bucket now
- In December 2022, renewed our top 5 bank with over 2 million accounts, $1.7 trillion in assets, and one of the top 3 credit card issuers in the country to a 3-year deal with both a price increase and a guaranteed increase in transaction volume in 2023 of 20% over 2022

intellicheck

# FINANCIAL OVERVIEW

# Q3 2022 FINANCIAL HIGHLIGHTS

**SaaS Revenue Growth**

- Total Revenue: $4,012,000 (-17% YoY) – *Prior year included non-recurring hardware sale*
- SaaS Revenue: $3,970,000 (+22% YoY) – New Record
- Gross Margin: 91.0%

**Balance Sheet *(as of Sept 30)***

- Cash: $11,775,000
- Stockholders' Equity: $18,332,000
- Debt: $0

**Net Income (Loss) & EBITDA**

- Net Loss: ($724,000) vs. Net Loss prior year: ($1,026,000)
  - Includes $729,000 non-cash equity compensation expense
- Adjusted EBITDA: $75,000 vs. prior year: ($272,000)

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# ADJUSTED EBITDA RECONCILIATION

**Adjusted EBITDA**

We use Adjusted EBITDA as a non-GAAP financial performance measurement. Adjusted EBITDA is calculated by adjusting net income (loss) for certain reductions such as gains on debt forgiveness and interest and other income and certain addbacks such as income taxes, impairments of long-lived assets and goodwill, depreciation, amortization, and equity compensation expense. Adjusted EBITDA is provided to investors to supplement the results of operations reported in accordance with GAAP. Management believes that Adjusted EBITDA provides an additional tool for investors to use in comparing our financial results with other companies that also use Adjusted EBITDA in their communications to investors. By excluding non-cash charges such as gains on debt forgiveness, impairments of long-lived assets and goodwill, amortization, depreciation, and equity compensation, as well as non-operating charges for interest and income taxes, investors can evaluate our operations and can compare the results on a more consistent basis to the results of other companies. In addition, Adjusted EBITDA is one of the primary measures management uses to monitor and evaluate financial and operating results.

We consider Adjusted EBITDA to be an important indicator of our operational strength and performance of our business and a useful measure of our historical operating trends. However, there are significant limitations to the use of Adjusted EBITDA since it excludes gains on debt forgiveness, interest and other income, impairments of long-lived assets and goodwill, equity compensation expense, all of which impact our profitability, as well as depreciation and amortization related to the use of long-term assets which benefit multiple periods. We believe that these limitations are compensated by providing Adjusted EBITDA only with GAAP net income (loss) and clearly identifying the difference between the two measures. Consequently, Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss) presented in accordance with GAAP. Adjusted EBITDA as defined by us may not be comparable with similarly named measures provided by other entities.

| *($ in 000s)* | (Unaudited) Three Months Ended September 30, 2022 | (Unaudited) Three Months Ended September 30, 2021 | (Unaudited) Nine Months Ended September 30, 2022 | (Unaudited) Nine Months Ended September 30, 2021 |
|---|---|---|---|---|
| Net (loss) income | $ (724) | $ (1,026) | $ (3,290) | $ (6,486) |
| Reconciling items: | | | | |
| Gain on forgiveness of unsecured promissory note | - | - | - | (10) |
| Interest and other income | - | - | | (5) |
| Depreciation and amortization | 70 | 42 | 209 | 126 |
| Equity compensation including liability classified awards | 729 | 712 | 1,768 | 6,006 |
| Adjusted EBITDA | $ 75 | $ (272) | $ (1,313) | $ (369) |

**BRYAN LEWIS**
CEO
516.453.6647
blewis@intellicheck.com

**GAR JACKSON**
Global IR Group
949.873.2789
gar@globalirgroup.com

info@intellicheck.com

Intellicheck.com